UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, Georgia 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2011, the Company issued a press release setting forth its third quarter 2011 financial results along with its forecast for 2011 financial outlook. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by the Company, dated October 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: October 27, 2011	By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company, dated October 27, 2011